EXHIBIT 10

                           CENTRE CAPITAL CORPORATION
                DOCUMENTS CONSTITUTING A SECTION 10(A) PROSPECTUS
                  PURSUANT TO A FORM S-8 REGISTRATION STATEMENT

             THIS DOCUMENT CONSTITUTES PART OF A PROSPECTUS COVERING
                   SECURITIES THAT HAVE BEEN REGISTERED UNDER
                           THE SECURITIES ACT OF 1933

     In connection with the Registration Statement on Form S-8 (the "Registration Statement") filed by Centre Capital Corporation (the "Company") with the Securities and Exchange Commission, the following shall constitute a prospectus that meets the requirements of Section 10(a) of the Securities Act of 1933:

     1.     General  Plan  Information.
            --------------------------

          (a) The following Consulting Services Agreement (the "Consulting Services Agreement") between the Company and Jeannette Jimenez (the "Participant") with respect to the payment of fees and expenses and the shares of the Company's common stock, par value $0.001 per share (the "Securities"), and the price per share at which the Securities are to be issued to the Participant in payment of her fees and expenses and expenses is more fully described in Attachment "A" attached hereto and incorporated herein by reference for all purposes:

                                Fees and     Price per    Number of
              Name              Expenses       Share       Shares
              ----              --------       -----       ------
       Jeannette  Jimenez      $1,300,000      $1.625      800,000

          (b) The Consulting Services Agreement and the minutes containing the resolutions of the Board of Directors of the Company approving the Consulting Services Agreement described herein constitute an employee benefit plan as described in Rule 405 promulgated under the Securities Act of 1933 (the "Plan"). The Securities will be offered pursuant to the Plan.

          (c) The general nature and purpose of the Plan is allow for the payment of fees due and owing by the Company to the Participant in the form of the Company's registered Securities. The Plan will terminate as soon after July 31, 2000 as the Securities called for in the Plan have been issued to the Participant, which date will not exceed December 31, 2000. It is not contemplated that the Plan will be subject to modification or extension.

          (d) The Plan does not have any administrators. However, the Participant may contact the Company at the address or telephone number described in Paragraph 11 below to obtain additional information about the Plan.

          (e) The Plan is not subject to the Employee Retirement Income Security Act of 1974. The Participant is a consultant who has provided provide bona fide services to the Company, none of such services being in connection with the offer or sale of Securities of the Company in a capital-raising transaction.

     2.     Securities  to be Offered.  The Securities to be offered pursuant to
            -------------------------
the Plan are shares of the Company's common stock, par value $0.001 per share. The common stock of the Company has been registered under Section 12 of the Securities Exchange Act of 1934.

     3.     Employees  Who  May  Participate  in the Plan.  Only the Participant
            ---------------------------------------------
described  above  may  participate  in  the  Plan.

     4.     Purchase  of  Securities  Pursuant  to  the  Plan  and  Payment  for
            --------------------------------------------------------------------
Securities  Offered.
--------------------

          (a) The Participant may participate in the Plan only for so long as it takes to file the Registration Statement and issue the Securities to the Participant as called for herein. Thereafter, the Participant shall have no further interest in the Plan. The only Securities to be purchased by the Participant are described herein or in the Participant's Consulting Services Agreement. The purchase price per share of the Securities for the Participant is as set forth above.

          (b) Payment for the Securities to be purchased by the Participant pursuant to the Plan will be the extinguishment of any further liability by the Company to the Participant with respect to the obligations described herein.

          (c) There will be no reports delivered to the Participant as to the amounts and status of her accounts.

          (d) The Securities will be issued to the Participant, who may sell the Securities in the open market. The Company will receive no fees or other compensation for the Securities other than the extinguishment of the debt to the Participant as described herein.

     5.     Resale Restrictions.  There will be no restrictions on the resale of
            -------------------
the  Securities  by  the  Participant.

     6.     Tax Effects of Plan Participation.  The receipt of the Securities by
            ---------------------------------
the Participant will be the receipt of ordinary income since the Securities will have been received by the Participant in exchange for services. Consequently, the Participant will be taxed currently for the value of the Securities pursuant to Section 61 of the Internal Revenue Code of 1986, as amended.

     7.     Investment  of  Funds.  There is no provision under the Plan whereby
            ---------------------
the Participant may direct the investment of all or any part of the assets under the Plan.

     8.     Withdrawal  From  the Plan; Assignment of Interest.  The Participant
            --------------------------------------------------
will not be able to withdraw from, terminate, or assign her interest in the Plan.

     9.     Forfeitures and Penalties.  There is no event which could, under the
            -------------------------
Plan,  result  in  a  forfeiture  by,  or  a  penalty  to,  the  Participant.

     10.    Charges  and  Deductions, and Liens Therefor.  There  are no charges
            --------------------------------------------
and deductions that may be made against the Participant, the Securities, or assets of the Plan, or the creation of any lien on any funds, securities, or other property held under the Plan.

     11.    Information  Contained  in the Registration Statement.  The  Company
            -----------------------------------------------------
shall furnish to the Participant, without charge, upon written or oral request, the documents incorporated by reference in Item 3 of Part II of the Registration Statement, all of such documents being incorporated by reference in this Section 10(a) Prospectus. The Company shall also furnish to the Participant, without charge, upon written or oral request, any other documents required to be delivered to employees of the Company pursuant to Rule 428(b) promulgated under the Securities Act of 1933. Any such request should be directed to the Company at 2619 Gravel, Ft. Worth, Texas 76118, telephone (817) 595-0919, and telecopier
(817)  595-0991.

     12.    Information  Currently  Furnished.   The  Participant  has  been
            ---------------------------------
furnished with a copy of the Company's Form 10-KSB for the fiscal year ended September 30, 1999.

     13.    Information  to  be  Furnished  in  the  Future.  The  Company shall
            -----------------------------------------------
deliver to the Participant copies of all reports, proxy statements and other communications distributed to its security-holders generally, and such material shall be sent or delivered no later than the time that it is sent to security-holders of the Company.


Attachment:
----------
Attachment     "A"  -  The Consulting Services Agreement

                                                                    ATTACHMENT A

                          CONSULTING SERVICES AGREEMENT


     THIS CONSULTING SERVICES AGREEMENT dated June 28, 2000 by and between CENTRE CAPITAL CORPORATION, a Nevada corporation (the "Company") and JEANNETTE JIMENEZ (the "Consultant").

     WHEREAS,  the  Company  is  in  the  product  distribution  business;

     WHEREAS, the Consultant has provided certain consulting services to the Company; and

     WHEREAS, the Company and the Consultant desire to set forth in writing the terms and conditions of their agreement and understanding concerning the consulting arrangement;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants, agreements, and considerations herein contained, the parties hereto agree as follows:

     1.     Engagement.  Subject  to the terms and provisions of this Agreement,
            ----------
the Company hereby acknowledges that it has engaged the Consultant, as an independent contractor, to provide consulting services (the "Services") as set forth in Paragraph 2 below. The Consultant hereby acknowledges that she has accepted such engagement and has performed the Services as herein provided.

     2.     Services.  Subject  to  the  terms and conditions of this Agreement,
            --------
the term "Services" shall mean providing certain consulting services to the Company with respect to the distribution of the Company's products in Mexico, Central America, and the Carribean. The Consultant's address is Colonia Mangandy, El Progreso Yoro, Honduras. The Consultant agreed to provide the Services on a non-exclusive basis and as an independent contractor and not as an employee of the Company. Nothing in this Agreement shall be construed to prevent the Consultant from performing services on behalf of herself or any person or entity.

     3.     Compensation.  For  the Services performed by the Consultant for the
            ------------
Company, the Company will pay the Consultant in full by issuing to the Consultant 800,000 shares of the common stock of the Company, par value $0.001 per share, the issuance of which shall be registered pursuant to a Form S-8 Registration Statement.

     4.     Status  Reports.  At  the  Company's written request, the Consultant
            ---------------
shall prepare and submit to the Company a written status report describing the status of any and all projects for which the Consultant has provided the Services.

     5.     Authority.  The  Consultant  understands  and  agrees that under the
            ---------
terms and provisions of this Agreement, the Consultant is not an employee, representative or agent of the Company or any of its affiliates and therefore has no power or authority whatsoever to act on behalf of, or bind the Company or any of its affiliates, with respect to any matter or contract. Furthermore, this Agreement does not create and shall not be construed to create any joint venture or partnership relationship between the parties. No officer, employee, agent or independent contractor of either party or their respective affiliates shall be deemed at any time to be an employee, servant, agent or contractor of the other for any purpose whatsoever.

     6.     Confidentiality.  In  the  course  of  the  performance  of  the
            ---------------
Consultant's duties hereunder, the Consultant recognizes and acknowledges that the Consultant has had access to certain confidential and proprietary information of the Company or any of its affiliates. Without the prior written consent of the Company, the Consultant shall not disclose any such confidential or proprietary information to any person or firm, corporation, association, or other entity for any reason or purpose whatsoever, and shall not use such information, directly or indirectly, for the Consultant's own behalf or on behalf of any other party. The Consultant agrees and affirms that all such information is the sole property of the Company and at the Company's written request, the Consultant shall promptly return to the Company any and all such information so requested by the Company.

     The provisions of this Paragraph 6 shall not, however, prohibit the Consultant from disclosing to others or using in any manner information that:

          (a) Has been published or has become part of the public domain other than by acts, omissions or fault of the Consultant;

          (b) Has been furnished or made known to the Consultant by third parties (other than those acting directly or indirectly for or on behalf of the Consultant) as a matter of legal right without restriction on its use or disclosure;

          (c) Was in the possession of the Consultant prior to obtaining such information from the Company in connection with the performance of this Agreement; or

          (d)     Is  required  to  be  disclosed  by  law.

     7.     Assignment.  All  of  the  terms,  provisions and conditions of this
            ----------
Agreement shall be binding upon and shall inure to the benefit of and be enforceable by the parties hereto and their respective successors and permitted assigns. This Agreement shall not be assigned or transferred by either party, nor shall any interest herein be assigned, transferred, pledged or hypothecated by either party without the prior written consent of the other party.

     8.     Applicable  Law.  This  Agreement  shall  be construed in accordance
            ---------------
with  and  governed  by  the  laws  of  the  State  of  Texas.

     9.     Entire  Agreement,  Amendments  and  Waivers.  This  Agreement
            --------------------------------------------
constitutes the entire agreement of the parties hereto and expressly supersedes all prior and contemporaneous understandings and commitments, whether written or oral, with respect to the subject matter hereof. No variations, modifications, changes or extensions of this Agreement or any other terms hereof shall be binding upon any party hereto unless set forth in a document duly executed by such party or an authorized agent or such party.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first written above.

                                              CENTRE CAPITAL CORPORATION



                                              By  /s/  Karl  Jacobs
                                                --------------------------------
                                                Karl  Jacobs,  Chairman



                                                  /s/  Jeanette  Jimenez
                                                --------------------------------
                                                JEANETTE  JIMENEZ